UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)     October 21, 2004
                                                      ----------------

                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-12372                  22-3268660
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

       Five Garret Mountain Plaza
       West Paterson, NJ                                      07424
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       (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a.-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02(a) Results of Operations and Financial Condition


On October 21, 2004, Cytec Industries Inc. issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cytec Industries Inc.
                                             -----------------------------------
                                             (Registrant)

Date: October 21, 2004
                                             /s/ James P. Cronin
                                             -----------------------------------
                                             J. P. Cronin
                                             Executive Vice President and
                                             Chief Financial Officer

                                  Exhibit Index


Exhibit Number                                         Description
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99.1                                                   Press Release dated
                                                       October 21, 2004.